UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED - AUGUST 18, 2008

4C CONTROLS INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-52074	98-0446287
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Rockefeller Center
1230 Avenue of the Americas - 7th Floor
New York, NY 10020
(Address of principal executive offices)

(212) 886-4590
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

Strategic Alliance with Sire Contracting Company

4C Controls Inc. (the “Company”) has entered into a Strategic Alliance Agreement with Sire Contracting Company (“Sire”) in Dubai, United Arab Emirates, dated as of August 18, 2008. Under the terms of the alliance, the Company will be the exclusive provider of high technology security and surveillance solutions for all of Sire’s current projects, including the following:

•
Atlantis - The Palm Jumeirah - Ocean themed 2,000 room resort similar to sister hotel in Bahamas, to be on 120 acres of the Crescent on Palm Jumeirah; expected to have more than 65,000 marine animals on display.

•
SAMA Lagoons - 40 kilometers of world class commercial office space, business and retail properties, residences, hotels, and leisure venues on Dubai Creek in a new city of 7 districts divided into 14 suburbs.

•	Jumeirah Park Villas - 350 hectares in the heart of Dubai’s most desirable district being constructed as a secure, family-oriented residential community consisting of 2,000 properties.
•	TechnoPark - Jebel Ali Free Zone labor accommodations for 6,000 persons in phase one with expected growth in subsequent phases to accommodate an additional 14,000 persons.

The Company and Sire have agreed to define and enter into work specification documentation specifying the scope of the services to be rendered by the Company and the products to be delivered, including, without limitation, preliminary security risk assessments, responsive designs for such security risks, surveillance and access controls, project scheduling, insurance bonds, delivery and implementation dates, payment dates, operation and maintenance provisions, and terms and conditions pertaining to the overall parameters.

The electronic security and access control component will be subcontracted from the Company to its affiliate company in Australia, BQT Solutions Limited, and integrated in the total solution provided by the Company.

Item 8.01:	Other Events.

Appointment of Major General Khalid Abdulla Mabarak Al Buainain, Commander & Chief of UAE Air Force and Air Defense (Ret.), as Vice President for Middle East Military and Defense Security

The Company has appointed Major General Khalid Abdulla Mabarak Al Buainain, Commander & Chief of UAE Air Force and Air Defense (Ret.), as Vice President for Middle East Military and Defense Security.

Major General Khalid comes to Company after a distinguished 32 year career with the United Arab Emirates Air Force and Air Defense, ultimately rising to the rank of Major General, Commander & Chief of UAE Air Force and Air Defense. In addition to his military experience, Major General Khalid has also served as a member and team leader for bilateral senior government discussions between the UAE and many foreign countries. During his tenure as Commander & Chief of UAE Air Force and Air Defense, Major General Khalid managed and led multi-billion dollar programs for the UAE Government, including:

•	Satellites and satellite images programs;
•	Aircraft and systems acquisition programs with France, the U.S., and Russia;
•	System integration and system engineering projects;
•	Airborne and land based secured network systems;

•	Advanced information technologies and IT security programs;
•	Remote sensing / space programs command and control;
•	As well as creation & development of the first R&D faculties in the UAE.

In addition to his tremendous knowledge & technological expertise in the field of security and surveillance, Major General Khalid is a highly regarded and internationally well respected figure in the GCC (Gulf Countries Council) and the extended MENA (Middle East North Africa) region.

The Company and Major General Khalid have agreed that Major General Khalid will be receive the following compensation: (i) $5,000 per month; (ii) stock options to purchase 500,000 shares of the Company’s common stock at an exercise price per share of $1.64; and (iii) a commission equal to three percent (3%) of the total sales price collected by the Company on any sales of the Company’s products to any individual or entity which Major General Khalid shall (a) initially introduce the Company to, and (b) which sales Major General Khalid shall facilitate as the Company may reasonably request. Major General Khalid will perform his services in the United Arab Emirates.

Appointment of Dr. Philip Hayden as Vice President, Security Assessment & Threats Analysis

The Company has appointed FBI Supervising Special Agent (Ret.) Dr. Philip Hayden as its Vice President, Security Assessment & Threats Analysis. Dr. Hayden comes to the Company after a distinguished career with the Federal Bureau of Investigation. Dr. Hayden has spent many years involved in several aspects of law enforcement and security. While in the United States Army, he was trained in infantry and demolitions and went through airborne, ranger, pathfinder, jungle and sniper schools. He received the Purple Heart, Bronze Star for Valor and the Distinguished Service Cross for his heroic actions in Vietnam.

Since the early 1970s, Dr. Hayden worked as a Supervisory Special Agent for the Federal Bureau of Investigation as a case agent where he was involved in criminal cases, organized crime, and foreign counterintelligence. He also served as a program manager and tactical instructor at the FBI Academy in Quantico, Virginia. Dr. Hayden has certifications in Tactics and Defensive Tactics, Special Weapons and Tactics (SWAT), Crisis Management, Firearms and Hostage Negotiation. Through his many years of experience, training and instructing, he has designed, developed and implemented lesson plans on subjects ranging from making arrests and handling subjects to tactical air operations. Dr. Hayden has authored numerous law enforcement articles and produced a variety of videos on law enforcement techniques. As a private consultant, Dr. Hayden has conducted security assessments and designed security analysis programs for the public and private sectors.

For the past decade, Dr. Hayden has used his knowledge and experience as an expert witness specializing in areas of law enforcement such as use of force, arrest procedures and tactical training. He has coordinated and directed training for police officers and designed programs for national and international police officer safety and survival courses. He has also lectured and been a keynote and motivational speaker at national and international police conferences, colleges and universities. Dr. Hayden is also an internationally known and highly regarded business consultant focused on the creation and refinement of effective business strategies. He is an expert in the development of management teams, the execution of business plans and the development and training of the people that execute those strategies.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this Report, the words “estimates,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should” and variations of these words or similar expressions (or the negative versions of any these words) are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends, are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, we can give no assurance that management’s expectations, beliefs and projections will be achieved.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the results referred to in the forward-looking statements contained in this Report. Important factors outside the scope of our control could cause our actual results to differ materially from the results referred to in the forward-looking statements we make in this Report.

All forward-looking statements included herein are expressly qualified in their entirety by the cautionary statements contained or referred to in this Report. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Report or to reflect the occurrence of unanticipated events.

Unless otherwise provided in this Report, references to “4C Controls,” the “Company,” “we,” “us,” and “our” refer to 4C Controls Inc. and its subsidiaries.

#         #        #

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

4C CONTROLS INC.

By:	/s/ Gerald Sullivan
Name: Gerald Sullivan
Title: Chief Financial Officer

Date: August 22, 2008